NEWBUILDINGS	6 Months Ended
Jun. 30, 2014
NEWBUILDINGS [Abstract]
NEWBUILDINGS
NEWBUILDINGS AND VESSEL PURCHASE DEPOSITS

During the period, the Company paid a total installment of $68 million in relation to four 8,700 TEU newbuilding container vessels, currently under construction in Korea. In addition, a total deposit of $9.3 million was paid in relation to two second hand 82,000 dwt Kamsarmax dry-bulk carriers it agreed to acquire in May 2014. The Company also cancelled the three remaining 4,800 twenty-foot equivalent units (“TEU”) newbuilding container vessels under construction in China due to excessive delays. The installments paid to the shipyard for two out of the three cancellations were fully refunded by June 30, 2014. The shipyard also agreed to pay interest thereon which was received subsequent to the period end.